SALISBURY BANCORP, INC.
Form 10-Q

Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Salisbury Bancorp, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Cantele, Jr., President and Chief Executive Officer of the Company, and I, B. Ian McMahon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

by   /s/ Richard J. Cantele, Jr.                by  /s/  B. Ian McMahon
     ---------------------------                    -------------------
         Richard J. Cantele, Jr.                         B. Ian McMahon
         President and Chief Executive Officer           Chief Financial Officer


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